UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2009

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CORD BLOOD AMERICA, INC.

(Exact name of registrant as specified in its charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Santa Monica Blvd., Suite700 Santa Monica, CA 90401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 432-4090

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Copies to:

Donald G. Davis, Esq.

Law Offices of Davis & Associates, Inc.

PO Box 12009

Marina Del Rey, CA 90295

Phone: (310) 823-8300

Fax: (310) 301-3370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03

Creation of a Direct Financial Obligation for an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 5, 2009, the Company issued a $1,350,000 “Convertible Promissory Note” to a private investor (the “Company Note”). The Company Note bears interest in the form of a one time interest charge of 10%, payable with the Company Note’s principal amount on the maturity date, May 5, 2012.  All or a portion of Company Note principal and interest is convertible at the option of the investor/holder from time to time, into shares of the Company’s common stock, at a per share conversion price equal to 85% of the average of the 5 lowest traded prices for the Company’s common stock in the 20 trading days previous to the effective date of each such conversion.

At the same time, this same investor issued and delivered to the Company, a second “Secured & Collateralized Promissory Note” (the “Investor Note”), which served as sole consideration to the Company for the Company’s issuance of the Company Note to the investor. This Investor Note is in the principal amount of $1,300,000, bears interest in the form of a one time interest charge of 10.38%, and interest is payable with the Note’s principal on its maturity date, May 5, 2012.  The Investor Note is to be secured by 1,300,000 units of an unspecified Investment Fund, or other assets, having a value of at least $1,300,000.

Immediately after the exchange by the Company of its Company Note for the Investor Note, the investor delivered to the Company the sum of $300,000 in cash, as a pre payment on the Investor Note. While no further mandatory principal or interest payments are due on the Investor Note until its maturity date, the Investor Note contemplates further voluntary pre payments by the investor on the Investor Note to the Company at the approximate rate of $100,000 per month, beginning 6 months after Investor Note issuance, or about November 6, 2009, but only provided: (i) all requests by the investor for conversion of principal and interest on the Company Note are honored; and (ii) the Company’s common stock issued upon such conversions of portions of the principal and interest on the Company Note is freely tradable in the hands of the investor under Federal Securities laws and regulations.

The Company used the initial $300,000 prepayment on the Investor Note for working capital purposes.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

4(i).

Convertible Promissory Note for $1,350,000

4(ii)

Secured & Collateralized Promissory Note for $1,300.000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

By:	/s/ Matthew L. Schissler
Matthew L. Schissler,
Chief Executive Officer

Date:  May 18, 2009

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